SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                                  -------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

               Date of Report (Date of earliest event reported):
                                  June 5, 1997

                         SALIVA DIAGNOSTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction or incorporation)

                                     0-21284
                            (Commission File Number)

                                   91-1549305
                        (IRS Employer Identification no.)

                             11719 N.E. 95TH STREET
                               VANCOUVER, WA 98682
                                 (360) 696-4800
               (Address, including zip code, and telephone number
                         of principal executive offices)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER

         On June 30, 1997, Saliva Diagnostic Systems, Inc., a Delaware corporation (the "Company"), entered into two separate common stock subscription agreements for an offering of its common stock, par value $.01 per share (the "Common Stock"), pursuant to Regulation D, promulgated under the Securities Act of 1933, as amended. On June 5, 1997 and June 30, 1997, holders converted $800,000 and $700,000 aggregate principal amount, respectively, of the Company's 7.5% Convertible Debentures due February 28, 1999 (the "Debentures").

         The following summary of these transactions is qualified in its entirety by the terms of the related agreements, filed herewith as exhibits to this Form 8-K. Also filed as exhibits to this Form 8-K are the Company's unaudited consolidated balance sheets for June 30, 1997 and the Company's unaudited consolidated statements of operations for the three and six month periods ended June 30, 1997.


         THE OFFERING

         On June 30, 1997, the Company entered into two separate common stock subscription agreements for the issuance and sale of shares of the Company's Common Stock pursuant to Regulation D (the "Offering"). Pursuant to a Common Stock Purchase Agreement between the Company and certain investors named therein (the "Investors"), the Company sold a total of 2,420,000 shares of Common Stock to the Investors for an aggregate purchase price of $1,210,000, $612,500 of which was subscribed for by investors as of June 30, 1997. Pursuant to a Common Stock Purchase Agreement between the Company and The Tail Wind Fund Ltd. ("Tail Wind"), the Company sold a total of 412,905 shares of Common Stock to Tail Wind for an aggregate purchase price of $300,000. Tail Wind is entitled to receive additional shares of Common Stock under its agreement if the average of the market price of the Common Stock on a designated five-day trading period for the 150-day period following effectiveness of a related registration statement is less than 133.33% of the original per share purchase price paid by Tail Wind. The closing on $337,500 principal amount of the Offering to the Investors and $300,000 principal amount of the Offering to Tail Wind took place on July 14, 1997; the closing of $547,500 principal amount of the Offering to the Investors took place on July 17, 1997; and the closing of the remaining $325,000 principal amount of the Offering to the Investors took place on July 22, 1997. The Company may enter into an additional common stock subscription agreement with an additional investor for an aggregate purchase price of $500,000, the closing for which is anticipated to take place on or before August 31, 1997. The final terms of such agreement have not been agreed upon as of the date hereof and there can be no assurance that a definitive agreement will be reached with this investor.

         The Common Stock purchased in the Offering is subject to certain resale restrictions. An Investor may not sell his shares of Common Stock for 180 days following the date on which the closing of the sale of such shares occurred. Tail Wind may not sell any of its shares of Common Stock purchased in the

Offering prior to October 12, 1997. Tail Wind may sell up to (i) 33-1/3% of its shares purchased in the Offering at any time from and after October 12, 1997;
(ii) an aggregate of 66-2/3% of the number of shares purchased in the Offering at any time from and after November 11, 1997; and (iii) an aggregate of 100% of the number of shares purchased in the Offering at any time from and after December 11, 1997.

         In connection with the Offering, the Company also entered into two separate registration rights agreements with the Investors and Tail Wind, respectively, under each of which the Company is required to file a registration statement covering resales of shares of the Common Stock sold in the Offering within 30 days after the date on which the closing relating to those shares occurred. Under each of such agreements, the Company may be required to make certain payments to the Investors and Tail Wind as damages if the registration statement is not declared effective by the Securities and Exchange Commission by October 12, 1997.

         The net proceeds to the Company after payment of miscellaneous fees, legal and accounting expenses is estimated to be $1,836,700. The Company has also agreed to pay Grayson & Associates, Inc. ("Grayson") a cash fee of 8% of the gross proceeds of the Offering, to reimburse Grayson for its attorney's fees in connection with the Offering up to $15,000, and to issue to Grayson warrants to purchase up to 226,632 shares of Common Stock which expire on June 30, 2002 (the "Grayson Warrants"). Prior to September 1, 1997, the Company intends to issue to Tail Wind warrants to purchase up to 100,000 shares of Common Stock, exercisable at any time from January 1, 1998 to January 1, 2003, for an exercise price of $1.00 per share. Grayson has and Tail Wind will have certain demand piggyback registration rights with respect to the shares of Common Stock that may be issued upon exercise of their respective warrants.


         USE OF PROCEEDS

         The Company intends to use the net proceeds from the Offering for working capital purposes.


         THE CONVERSION

         The Company issued to Tail Wind $1,500,000 in principal amount of the Debentures in a private placement completed in March 1997. Tail Wind subsequently sold and transferred $400,000 principal amount of the Debentures to Joseph Kaufman. Pursuant to the original terms of the Debentures, the holder of the Debentures had the right, exercisable at one or more times, at its option, to convert up to (i) 33-1/3% of the Debentures at any time on or after June 10, 1997, (ii) up to an aggregate of 66-2/3% of the Debentures at any time on or after July 9, 1997, and (iii) 100% of the Debentures on or after August 8, 1997. The Company filed a registration statement on Form SB-2 covering resales of the Common Stock underlying the Debentures which was declared effective by the Securities and Exchange Commission on June 13, 1997.

         Pursuant to two subsequent agreements among the Company, Tail Wind and Kaufman, the parties agreed to an acceleration of conversion. Specifically, Tail Wind and Kaufman agreed to convert an aggregate of $800,000 of Debentures on or prior to June 5, 1997, and an aggregate of $700,000 of Debentures on or prior to June 30, 1997, and to hold the Common Stock issued pursuant to such conversions (the "Early Conversion Shares") in accordance generally with the original conversion schedule (i.e., selling or transferring no more than one-third of the Early Conversion Shares from June 12, 1997 to July 12, 1997; no more than an aggregate of two-thirds of the Early Conversion Shares from July 12, 1997 to August 12, 1997; and then all of the Early Conversion Shares at any time after August 12, 1997). Neither Tail Wind nor Kaufman are required to sell any of the Early Conversion Shares. In addition, the Company agreed to certain conversion reset provisions, pursuant to which Tail Wind and Kaufman may receive additional shares of Common Stock if,
(i) in the case of the conversion on or prior to June 5, 1997, at any time during the 120-day period (and only one time for each of Tail Wind and Kaufman) following effectiveness of the registration statement covering such shares, the Conversion Price at that time is less than the early Conversion Price; and (ii) in the case of the conversion on or prior to June 30, 1997, during any monthly period prior to January 1, 1998, the average daily bid price for each day during such period is less than the early Conversion Price. The number of shares of Common Stock issuable upon the conversion of the Debentures was determined by dividing the principal amount of the Debentures converted by the Conversion Price (as defined below) in effect on the conversion date. The "Conversion Price" is the lesser of (i) $1.9191, and (ii) 80% of the Current Market Price (as defined below) on the applicable conversion date. The "Current Market Price" per share of Common Stock on any date is the average of the closing bid prices of the Common Stock for the five consecutive trading days ending on the trading day immediately prior to the date in question, as reported by the Nasdaq Small Cap Market.

         On June 5, 1997, TailWind converted $600,000 in principal amount of the Debentures for a total of 631,578 shares of Common Stock and Joseph Kaufman converted $200,000 in principal amount of the Debentures for a total of 202,020 shares of Common Stock. On June 30, 1997, TailWind converted its remaining $500,000 in principal amount of the Debentures for a total of 645,161 shares of Common Stock and Joseph Kaufman converted his remaining $200,000 in principal amount of the Debentures for a total of 258,065 shares of Common Stock.

         Interest on the Debentures converted on June 5, 1997 was $10,375 to Tail Wind and $3,416 to Kaufman. Interest on the Debentures converted on June 30, 1997 was $11,146 to Tail Wind and $4,458 to Kaufman. On July 14, the Company issued to each of Tail Wind and Kaufman 20,242 and 7,362 shares of Common Stock, respectively, in payment of such interest.


         OUTSTANDING SECURITIES OF THE COMPANY

         There were issued and outstanding on June 5, 1997 approximately 22,090,785 shares of Common Stock. On June 5, 1997 and June 30, 1997, Tail Wind and Kaufman converted Debentures for an aggregate of 1,736,824 shares of Common Stock. A total of 27,604 shares of Common Stock were issued to Tail Wind and Kaufman on July 14, 1997 in payment of interest on the Debentures, which interest was payable as of June 30, 1997. The Company issued a total of 2,832,905 shares of Common Stock to the Investors and Tail Wind in the Offering, and Tail Wind may receive additional shares provided certain conditions are met. As of June 30, 1997, there were issued and outstanding 23,855,963 shares of Common Stock, and as of July 30, 1997, there were issued and outstanding 26,688,868 shares of Common Stock.

         As of June 30, 1997, there were outstanding (i) stock options to purchase an aggregate of 1,558,249 shares of Common Stock at exercise prices ranging from $0.43 to $5.50 per share; (ii) warrants to purchase 1,380,000 shares of Common Stock which were issued in the Company's initial public offering, are exercisable at $3.00 per share and expire December 31, 1997 unless extended by the Company; and (iii) warrants to purchase 533,104 shares of Common Stock which are exercisable at prices ranging from $1.00 to $4.00 per share


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Number  Description
------  ------------------------------------------------------------------------

4.1 Form of Warrant to be issued to each of Grayson & Associates, Inc. and The Tail Wind Fund, Ltd.

4.2 Common Stock Subscription Agreement dated as of June 30, 1997 between the Company and The Tail Wind Fund Ltd.

4.3 Form of Common Stock Subscription Agreement dated as of June 30, 1997 by and between the Company and the investors set forth on Schedule A thereto.

4.4 Registration Rights Agreement dated as of June 30, 1997 between the Company and The Tail Wind Fund Ltd.

4.5 Form of Registration Rights Agreement dated as of June 30, 1997 between the Company and each of the investors set forth on Schedule A to the Common Stock Subscription Agreement dated as of June 30, 1997 by and between the Company and the investors set forth on Schedule A thereto.

4.6 7.5% Convertible Debenture due February 28, 1999, issued by the Company to The Tail Wind Fund, Ltd. on March 11, 1997, incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-QSB for its fiscal quarter ended March 31, 1997.

4.7 Convertible Securities Subscription Agreement dated as of March 11, 1997 between the Company and The Tail Wind Fund Ltd., incorporated by reference to Exhibit 10.13 to the Company's Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-26795), filed with the Securities and Exchange Commission on June 13, 1997.

4.8 Registration Rights Agreement dated as of March 11, 1997 between the Company and The Tail Wind Fund Ltd., incorporated by reference to
        Exhibit 10.14 to the Company's Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-26795), filed with the Securities and Exchange Commission on June 13, 1997.

4.9 Letter Agreement dated May 28, 1997 between the Company and The Tail Wind Fund Ltd.

4.10 Letter Agreement dated June 27, 1997 between the Company and The Tail Wind Fund Ltd.

99.1 Company's Unaudited Consolidated Balance Sheets for June 30, 1997 and Unaudited Statements of Operations for the three and six month periods ended June 30, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Saliva Diagnostic Systems, Inc.

DATE:  July 30, 1997                    By: /s/ Paul D. Slowey
                                            ------------------------------------
                                            Paul D. Slowey
                                            Chief Operating Officer

                         SALIVA DIAGNOSTIC SYSTEMS, INC.

                                  EXHIBIT INDEX

Number  Description
------  ------------------------------------------------------------------------

4.1 Form of Warrant to be issued to each of Grayson & Associates, Inc. and The Tail Wind Fund, Ltd.

4.2 Common Stock Subscription Agreement dated as of June 30, 1997 between the Company and The Tail Wind Fund Ltd.

4.3 Form of Common Stock Subscription Agreement dated as of June 30, 1997 by and between the Company and the investors set forth on Schedule A thereto.

4.4 Registration Rights Agreement dated as of June 30, 1997 between the Company and The Tail Wind Fund Ltd.

4.5 Form of Registration Rights Agreement dated as of June 30, 1997 between the Company and each of the investors set forth on Schedule A to the Common Stock Subscription Agreement dated as of June 30, 1997 by and between the Company and the investors set forth on Schedule A thereto.

4.6 7.5% Convertible Debenture due February 28, 1999, issued by the Company to The Tail Wind Fund, Ltd. on March 11, 1997, incorporated by reference to Exhibit 4 to the Company's Quarterly Report on Form 10-QSB for its fiscal quarter ended March 31, 1997.

4.7 Convertible Securities Subscription Agreement dated as of March 11, 1997 between the Company and The Tail Wind Fund Ltd., incorporated by reference to Exhibit 10.13 to the Company's Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-26795), filed with the Securities and Exchange Commission on June 13, 1997.

4.8 Registration Rights Agreement dated as of March 11, 1997 between the Company and The Tail Wind Fund Ltd., incorporated by reference to
        Exhibit 10.14 to the Company's Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-26795), filed with the Securities and Exchange Commission on June 13, 1997.

4.9 Letter Agreement dated May 28, 1997 between the Company and The Tail Wind Fund Ltd.

4.10 Letter Agreement dated June 27, 1997 between the Company and The Tail Wind Fund Ltd.

99.1 Company's Unaudited Consolidated Balance Sheets for June 30, 1997 and Unaudited Statements of Operations for the three and six month periods ended June 30, 1997.

                                       9